UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2006
MICROMED CARDIOVASCULAR, INC.
(Exact name of registrant specified in charter)

Delaware	000-51487	98-0228169

(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)
8965 Interchange Drive
Houston, Texas 77054
(Address of principal executive offices) (Zip Code)
(713) 838-9210
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Form of Stock Purchase Warrant
Registration Rights Agreement
Securities Purchase Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
The information in Item 3.02, below, is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
On June 13, 2006, Micromed Cardiovascular, Inc. (the “Company”) closed a $15,425,000 private placement (the “Private Placement”) of its common stock and warrants to a total of four institutional investors. Each investor in the Private Placement purchased shares of Company common stock at $1.55 per share and received warrants to purchase 33% of the shares sold to such investor pursuant to the terms of a Securities Purchase Agreement entered into with the Company, which is attached hereto as Exhibit 10.1. The warrants, a form of which is attached hereto as Exhibit 4.1, have a term of three-years and are exercisable at a per share price of $3.00. A total of 9,951,613 shares and 3,317,204 warrants were sold to investors in the Private Placement. The Company agreed to file a registration statement covering the securities sold in the Private Placement within 45 days of the closing of the Private Placement pursuant to the Registration Rights Agreement, a form of which is attached hereto as Exhibit 4.2. The shares and warrants were offered and sold to investors in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each of the investors qualified as an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended). The proceeds of the transaction are expected to support continued clinical studies and research associated with the Company’s DeBakey VAD®, expansion of sales and marketing activities in international markets where the DeBakey VAD® has received CE Mark approval, and for general corporate purposes.
As consideration for services rendered in connection with leading the Private Placement, Hunter World Markets, Inc. (“Hunter”) was paid a placement agent fee of $1,562,500, including legal and other fees. Hunter and an affiliate, CIC Global Capital LTD, were also issued three-year warrants to purchase an aggregate of 995,161 shares of the Company’s common stock at a per share exercise price of $1.55. The number of shares underlying the warrants equals 10% of the shares of the Company’s common stock purchased by investors in the Private Placement. Todd M. Ficeto, who is a director of the Company, is the President of Hunter.
A press release announcing the closing of the Private Placement is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description
4.1	Form of Stock Purchase Warrant

4.2	Registration Rights Agreement dated June 13, 2006

10.1	Securities Purchase Agreement dated June 13, 2006

99.1	Press Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMED CARDIOVASCULAR, INC.

Date: June 19, 2006	By:	/s/ Travis E. Baugh

Travis E. Baugh President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Form of Stock Purchase Warrant

4.2	Registration Rights Agreement dated June 13, 2006

10.1	Securities Purchase Agreement dated June 13, 2006

99.1	Press Release